SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 10, 2005

Date of report (Date of earliest event reported)

Novell, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-3351	87-0393339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 Wyman Street, Suite 500, Waltham, MA		02451
(Address of Principal Executive Offices)		(Zip Code)

(781) 464-8000

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 10, 2005, Wayne Mackie notified the Board of Directors of Novell, Inc. that he would be resigning from the Board effective July 1, 2005 in connection with his appointment as Vice President and Chief Financial Officer of CRA International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 15, 2005

NOVELL, INC.

By:	/s/ Jay Reilly
	Name:	Jay Reilly
	Title:	Assistant Secretary